UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Maritime Transaction

As previously disclosed, on November 13, 2024, Spire Global, Inc., a Delaware corporation (the “Company”), entered into a Share Purchase Agreement (the “Purchase Agreement”) with Kpler Holding SA, a Belgian corporation (“Buyer”), pursuant to which the Company agreed to sell its maritime business to Buyer and enter into certain ancillary agreements (the “Transactions”). The maritime business to be sold pursuant to the Transactions does not include any part of the Company’s satellite network or operations. The purchase price to be paid by Buyer to the Company at the closing of the Transactions is a cash payment based upon an enterprise value of $233.5 million, subject to customary adjustments. The offer also includes a twelve-month transition service and data provision agreement for $7.5 million. The Purchase Agreement provides that the closing of the Transactions is subject to the satisfaction or waiver of certain closing conditions set forth in the Purchase Agreement. The Company disclosed in November 2024 that it anticipated closing the Transactions during the first quarter of 2025.

The Company believes all conditions to closing contained in the Purchase Agreement have been satisfied or could be satisfied. Notwithstanding the Company’s notice to Buyer to that effect, Buyer has failed to consummate the closing. Buyer has cited various reasons for declining to close, which the Company has rejected. There is currently no governmental order in effect prohibiting closing and, in the Purchase Agreement, Buyer agreed to “use best efforts, and to take any and all actions necessary, to eliminate each and every impediment that is asserted” by relevant government entities so as to enable the parties to consummate the Transactions promptly. The Company believes that Buyer’s failure to close is not consistent with the terms of the Purchase Agreement, which do not give Buyer the option to delay closing once all closing conditions have been met.

As a result of the foregoing, on February 10, 2025, the Company filed a complaint in the Delaware Court of Chancery against Buyer seeking a grant of specific performance ordering Buyer to satisfy its obligations under the Purchase Agreement and consummate the closing in accordance with the terms of the Purchase Agreement. In the complaint, the Company also requests a declaratory judgment declaring that Buyer has breached its obligations under the Purchase Agreement and is not excused from performing its obligations under the Purchase Agreement, including proceeding with the closing.

There is no assurance as to what action the Delaware Court of Chancery will take with respect to the proceeding initiated by the Company and there is no assurance as to whether or not the Transactions will be consummated on the terms contemplated or at all. Whether or not the Transactions are consummated as required, the Company reserves all of its rights under the Purchase Agreement and in law and equity, including the right to seek damages and other remedies from Buyer. The amount of any damages which may be sought or obtained from Buyer cannot be determined at this time.

The terms and conditions of the Purchase Agreement are subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated November 13, 2024 and is incorporated by reference herein.

Restatement

As previously disclosed, the Company has not filed its Quarterly Reports on Form 10-Q for the periods ended June 30, 2024 and September 30, 2024 with the Securities and Exchange Commission (the “SEC”) and is currently in the process of restating (i) its audited consolidated financial statements as of and for the fiscal years ended December 31, 2023 and December 31, 2022, as well as unaudited restated condensed consolidated financial information as of the quarter ends and for the interim periods in the fiscal years ended December 31, 2023 and 2022 and (ii) the quarters ended March 31, 2024 and 2023. See the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2024 and the Company’s Form 12b-25 filed with the SEC on November 5, 2024.

As a result of the Company’s failure to file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 by the required filing date, on August 21, 2024, the Company received written notice from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with the NYSE’s continued listing standards due to the failure to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 with the SEC prior to August 19, 2024. Under the NYSE’s rules, the Company can regain compliance with the NYSE listing standard by filing the Form 10-Q for the quarter ended June 30, 2024 with the SEC before February 19, 2025.

The Company is currently in the process of restating its financial statements for the appropriate periods as described above with the support of external accounting experts. The Company does not expect to meet the February 19, 2025 deadline imposed by the NYSE, but currently expects to finalize the restatements by the end of February 2025 or in early March 2025. The Company continues to discuss the timing of its filings with its outside accounting firm and the NYSE, including the possibility of receiving an extension of the NYSE deadline until March 31, 2025. There can be no assurance that the Company will be able to file its Quarterly Report on Form 10-Q for the period ended June 30, 2024 by the NYSE deadline or that the NYSE will be willing to provide the requested extension of its deadline.

Outstanding Indebtedness and Liquidity

As previously disclosed, the Company intends to use the proceeds from the closing of the Transactions to repay all amounts owed under the financing agreement (the “Financing Agreement”) with Blue Torch Finance LLC (“Blue Torch”), as administrative agent and collateral agent, and certain lenders. However, as described above, there is currently no assurance that the Transactions will close or when the Transactions may close.

On November 11, 2024, before entering into the Purchase Agreement with Buyer, and as previously disclosed, the Company and Blue Torch entered into a forbearance agreement (the “Forbearance Agreement”), pursuant to which each of the lenders party to the Financing Agreement agreed not to exercise rights and remedies with respect to certain events of default. These events of default related to the Company’s failure to meet its leverage ratio and minimum liquidity financial covenants and SEC periodic filing requirement non-financial covenant under the Financing Agreement. The forbearance period expired on December 24, 2024; since that time the Company and Blue Torch have been in active dialog regarding the timing of closing of the Transactions. As a result, Blue Torch currently has the right to accelerate and declare all or any portion of the loans outstanding under the Financing Agreement to be due and payable. Based on the Company’s current cash and cash equivalents and investment in marketable securities balances and expected future financial results, if the Transactions do not close, the Company will not have sufficient cash to repay the balance of the loans outstanding under the Financing Agreement in the event Blue Torch declares all or any portion of the loans to be due and payable. The Financing Agreement matures on June 13, 2026, unless Blue Torch utilizes its right to accelerate the indebtedness due thereunder.

The Company continues to discuss with Blue Torch the status of the Transactions and the potential refinancing of the outstanding indebtedness and/or compliance with the terms of the Financing Agreement. For the avoidance of doubt, there is no assurance that the lenders will agree to any further forbearance and/or waivers and/or amendments to the Financing Agreement on terms acceptable to the Company or at all.

As of December 31, 2024, the Company had $19.2 million of cash and cash equivalents. Of the $19.2 million in cash and cash equivalents, approximately $14.4 million was held outside of the United States, the remaining $4.8 million was held in the United States.

Given the expected delay in the closing of the Transactions, the Company intends to seek additional equity or debt financing (including securities convertible or exchangeable for equity) and may seek waivers of or amendments to contractual obligations, delay, limit, reduce, or terminate certain commercial efforts, or pursue merger, disposition or other strategies, any of which could adversely affect the Company’s business, results of operations, and financial condition. There is no assurance that the Company will be successful in achieving any of the foregoing. Due to the Company’s projected cash needs, including amounts owed pursuant to the Financing Agreement and the Company’s inability to meet its covenants under the Financing Agreement, there is substantial doubt about the Company’s ability to continue as a going concern for a period of at least 12 months from the date of this filing.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s anticipated financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Statements about the Transactions, including with respect to whether and when the Transactions may occur, the potential consequences of the Transactions, the potential future relationships contemplated by the Purchase Agreement, the Company’s efforts to complete its restatement and obtain an extension from the NYSE, and the Company’s expectations with regard to the Financing Agreement and its liquidity are forward-looking statements.

The Company cautions you that the foregoing list may not contain all of the forward-looking statements made in this report. You should not rely upon forward-looking statements as predictions of future events. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, (1) risks related to the consummation of the Transactions, including the risks that (a) the proposed Transactions may not be consummated within the anticipated time period, or at all, (b) the Buyer may continue to refuse to consummate the Transactions notwithstanding the Company’s belief that all of the conditions to closing contained in the Purchase Agreement have been satisfied or could be satisfied, (c) the Delaware Court of Chancery may not provide any or all of the relief sought, (d) all or part of Buyer’s financing may not become available and (e) the risk that regulatory impediments to closing may arise; (2) the nature, cost and outcome of litigation and other legal proceedings; (3) the risk that the Transactions may involve further unexpected costs, liabilities or delays; (4) the effects that any termination of the Purchase Agreement may have on the Company or its business, including the risks that the Company stock price may decline significantly if the Transactions are not completed; (5) the effects that the announcement or pendency of the Transactions, or developments with respect thereto, including the failure to close, may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including, customers, data providers, and other suppliers) may be adversely affected, or (e) time and attention of Company personnel may be diverted from other important matters; (6) the effect of limitations that the Purchase Agreement places on the Company’s ability to operate its business during the pendency of the Transactions; (7) the risk that the Transactions may involve unexpected costs, liabilities or delays; (8) other economic, business, competitive, legal, regulatory, and/or tax factors; (9) the Company’s future financial results and any further delay in the filing of required periodic reports, (10) the Company’s intent to use the proceeds from the closing of the Transactions to repay all amounts owed under the Financing Agreement, (11) risks that Blue Torch may take actions available to it as collateral agent under the Financing Agreement, including accelerating the maturity of the indebtedness thereunder, (12) risks related to the Company’s failure to comply with the NYSE listing standards, including a risk that the NYSE may not agree to extend the deadline by which the Company’s Quarterly Report on 10-Q for the quarter ended June 30, 2024 must be filed, (13) risks regarding the Company’s ability to raise additional capital through the issuance of equity or debt securities (including securities convertible or exchangeable for equity) or incurrence of debt, (14) risks regarding the Company’s ability to delay, limit, reduce, or terminate certain commercial efforts, seek waivers of or amendments to contractual obligations or pursue merger, disposition or other strategies and (15) the other risk factors affecting the Company described under “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this report. The Company cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements.

Neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Moreover, the forward-looking statements made in this report relate only to expectations as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this report to reflect events or circumstances after the date of this report or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE GLOBAL, INC.

Date: February 11, 2025 By: _/s/ Theresa Condor_______________________

Name: Theresa Condor

Title: Chief Executive Officer